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                                                                    EXHIBIT 23.1




                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS








The Board of Directors
St. Francis Capital Corporation:



We consent to the use of our report incorporated herein by reference.




                                                         KPMG LLP


Milwaukee, Wisconsin
April 1, 1999